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EFFECTIVE AUGUST 23RD, 2004

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
     Date of Report (Date of earliest event reported): November 2, 2005
THE TOWN AND COUNTRY TRUST

(Exact name of registrant as specified in its charter)

Maryland	001-12056	52-6613091

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

300 East Lombard Street, Baltimore, MD	21202

(Address of principal executive offices)	(ZIP Code)
Registrant’s telephone number, including area code: (410) 539-7600
                     Not Applicable.

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On November 2, 2005, The Town and Country Trust (the “Trust”) issued a press release announcing the Trust’s unaudited earnings for the quarter and nine months ended September 30, 2005. A copy of this press release is attached hereto as Exhibit 99.1.
Item 7.01 Regulation FD Disclosure
On November 2, 2005, the Trust issued a press release announcing the Trust’s unaudited earnings for the quarter and nine months ended September 30, 2005. A copy of this press release is attached hereto as Exhibit 99.1.
Item 9.01           Financial Statements and Exhibits.
     (a) Financial statements of businesses acquired.
          Not applicable.
     (b) Pro forma financial information
          Not applicable.
     (c) Exhibits
          The Exhibits to this Current Report are listed in the Exhibit Index on Page 3, which Exhibit Index is incorporated herein by this reference.

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press Release, dated November 2, 2005

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TOWN AND COUNTRY TRUST
By:	/s/ Alan W. Lasker
Alan W. Lasker
Senior Vice President and Chief Financial Officer

Dated: November 3, 2005